SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission (only as permitted by Rule 14c-5(d)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials

BARNABUS ENERGY, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Information Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction: 0

(5)	Total fee paid: 0

☐	Fee paid previously with Preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.
(3)	Filing Party:

Date Filed: December __, 2005

BARNABUS ENGERY, INC.

514 Via de la Valle, Suite 200

Solana Beach, California 92075

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

January 27, 2006

To the Stockholders of Barnabus Energy, Inc.:

NOTICE IS HEREBY GIVEN that the special meeting (the “Special Meeting”) of Stockholders of Barnabus Energy, Inc., a Nevada corporation (the “Company”), will be held at 10 a.m., local time, on January 27, 2006, at the Hilton Hotel, 15575 Jimmy Durante Boulevard, Del Mar, California 92014 for the following purposes:

1.	To approve an amendment to the Company's Articles of Incorporation to change the Company’s name to OPEN ENERGY CORPORATION; and
2.

To approve an amendment to the Company's Articles of Incorporation to authorize the Board of Directors to issue shares of preferred stock having whatever voting powers, designations, preferences, limitations, restrictions and relative rights as the directors shall establish.

The foregoing items of business are more fully described in this proxy statement accompanying this Notice.

All stockholders are cordially invited to attend the Special Meeting. Even if you plan to be present, the Board of Directors requests that you complete, sign, date and mail the enclosed proxy promptly. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person. In accordance with the provisions of the Company’s By-laws, the Board of Directors has fixed the close of business, on _______________ as the date for determining the stockholders of record entitled to receive notice of, and to vote at, the Special Meeting and any adjournments thereof.

Dated: January __, 2006	By Order of the Board of Directors,
/s/ David Saltman David Saltman, President & CEO

Whether or not you now expect to be present, please execute and return the enclosed proxy. You have the power to revoke your proxy at any time before it is voted, and the giving of a proxy will not affect your right to vote in person if you attend the Special Meeting.

BARNABUS ENERGY, INC.

514 Via de la Valle, Suite 200

Solana Beach, California 92075

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

January 27, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Barnabus Energy, Inc. (the “Company”) for use at the Company’s special meeting of Stockholders to be held on January 27, 2006, and at any adjournment thereof (the “Special Meeting”).

FREQUENTLY ASKED QUESTIONS AND ANSWERS

Q:	Why am I receiving this proxy statement and proxy card?

A:

You are receiving this proxy statement and proxy card from us because you own shares of common stock of Barnabus Energy, Inc. This proxy statement describes proposals on which stockholders of the Company will be asked to vote at the Special Meeting. It also gives you information about these proposals so that you can make an informed decision.

The proposals that you are being asked to vote upon are:

• To approve an amendment to the Company's Articles of Incorporation to change the Company’s name to OPEN ENERGY CORPORATION; and

•

To approve an amendment to the Company's Articles of Incorporation to authorize the Board of Directors to issue shares of preferred stock having whatever voting powers, designations, preferences, limitations, restrictions and relative rights as the directors shall establish.

We urge you to read carefully all the information presented in this proxy statement so that you can make an informed decision on the proposals you will be asked to consider at the Special Meeting.

Q:	Why is my vote important?

A:

If you do not return your proxy card or vote at the Special Meeting, it will be more difficult for us to obtain the necessary quorum to hold the Special Meeting and to obtain the requisite votes needed to approve the proposals. Each of the proposals must be approved by an affirmative vote of holders of a majority of our outstanding common stock.

Q:	What is the recommendation of the Board of Directors as to the proposals?

A:

The Board of Directors unanimously recommends that you vote "FOR" the amendment to the Articles of Incorporation to change our name to OPEN ENERGY CORPORATION, and "FOR" the amendment to the Articles of Incorporation to permit the directors to issue shares of preferred stock having whatever voting powers, designations, preferences, limitations, restrictions and relative rights as the directors shall establish.

Q:	Are there any risks related to the proposals?

A:

Yes. If you give the Board of Directors the right to issue shares of preferred stock having whatever voting powers, designations, preferences, limitations, restrictions and relative rights as the directors shall establish, then any such preferred stock that they may issue will have rights superior to those of the common stock.

Q:	When and where will the Special Meeting be held?

A:	The Special Meeting will take place will 10 a.m., local time, on January 27, 2006, at the Hilton Hotel, 15575 Jimmy Durante Boulevard, Del Mar, California 92014.

Q:	What happens if I don't indicate how to vote my proxy?

A:

If you properly return your proxy card, but do not include instructions on how to vote, your shares of common stock will be counted for purposes of determining whether a quorum is present at the Special Meeting. If you do not indicate how to vote on your proxy card, your shares of common stock will be voted "FOR" the amendment to the Articles of Incorporation to change our name to OPEN ENERGY CORPORATION, and "FOR" the amendment to the Articles of Incorporation to permit the directors to issue shares of preferred stock having whatever voting powers, designations, preferences, limitations, restrictions and relative rights as the directors shall establish.

Q:	What happens if I abstain from voting on a proposal?

A:

If you return your proxy with instructions to abstain from voting on either of the proposals, your shares will be counted for purposes of determining whether a quorum is present at the Special Meeting. Because each proposal requires the affirmative vote of a majority of outstanding shares of common stock to be approved, an abstention with respect to a proposal has the legal effect of a vote "AGAINST" the proposal.

Q:	What happens if I don't return a proxy card or otherwise don't vote?

A:

Your failure to return your proxy card or otherwise vote will mean that your shares will not be counted toward determining whether a quorum is present at the Special Meeting. In addition, because each proposal requires the affirmative vote of a majority of outstanding shares of common stock to be approved, an abstention with respect to a proposal has the legal effect of a vote "AGAINST" the proposal.

Q:	What do I need to do now?

A:

After you have carefully read this document, please complete, sign and date your proxy card and return it in the enclosed postage-paid return envelope as soon as possible. This will enable your shares to be represented and voted at the Special Meeting.

Q:	Can I change my vote?

A:	Yes. If you are a record holder, you can change your vote at any time before your proxy is voted at the Special Meeting by:
• delivering a signed written notice of revocation or a later-dated, signed proxy card to the Secretary of the Company at the address set forth above before the Special Meeting begins; or
• attending the Special Meeting and voting in person (your attendance alone will not revoke your proxy).

If your shares are held in a "street name" account, you must timely contact your broker, bank or other nominee to change your vote.

Q:	May I attend the meeting and vote my shares in person?

A:

Yes. All stockholders are invited to attend the Special Meeting. Stockholders of record can vote in person at the Special Meeting. If your shares are held in street name, then you are not the stockholder of record and you must ask your broker, bank or other nominee how you can vote at the Special Meeting.

Q:	If my stock is held in "street name" by my broker or bank, will my broker or bank vote my shares for me?

A:

Brokers or banks holding stock in street name have the authority to vote "FOR" the amendment to the Articles of Incorporation to change our name to OPEN ENERGY CORPORATION when they have not received contrary instructions from the beneficial owners of the stock. With respect to the proposal to amend the Articles of Incorporation to permit the directors to issue shares of preferred stock having whatever voting powers, designations, preferences, limitations, restrictions and relative rights as the directors shall establish, your broker or bank will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker or bank regarding how to instruct your broker or bank to vote your shares.

Q:	Who can help answer my questions?

A:

If you have questions about any of the matters covered by this proxy statement, you may call the Company directly at 858.794.8800. You also may obtain additional information about the Company from the documents filed with the Securities and Exchange Commission, which are available free of charge on-line at the SEC's web site at www.sec.gov.

THE SPECIAL MEETING

The Company is furnishing this proxy statement to its stockholders in connection with the solicitation of proxies for use at the Special Meeting to be held on January 27, 2006, and any adjournments or postponements thereof. The approximate date on which this proxy statement and the enclosed proxy card will first be sent to stockholders is _______,2006.

Date, Time and Place

The Special Meeting will be held at 10 a.m., local time, on January 27, 2006, at the Hilton Hotel, 15575 Jimmy Durante Boulevard, Del Mar, California 92014, or at any adjournment or postponement of that meeting.

Matters to be Considered at the Special Meeting

At the Special Meeting, and any adjournment or postponement thereof, stockholders will be asked:

•	To consider and vote upon a proposal to approve an amendment to the Articles of Incorporation to change the Company's name to OPEN ENERGY CORPORATION; and

•

To consider and vote upon a proposal to approve an amendment to the Articles of Incorporation to permit the directors to issue shares of preferred stock having whatever voting powers, designations, preferences, limitations, restrictions and relative rights as the directors shall establish; and

•

To transact such other business as may properly come before the Special Meeting, including any proposal to adjourn the meeting to a later date, if necessary, to solicit additional proxies in the event that there are insufficient shares present in person or by proxy voting in favor of any or all of the above matters presented at the Special Meeting.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote "FOR" the amendment to the Articles of Incorporation to change our name to OPEN ENERGY CORPORATION, and "FOR" the amendment to the Articles of Incorporation to permit the directors to issue shares of preferred stock having whatever voting powers, designations, preferences, limitations, restrictions and relative rights as the directors shall establish.

Record Date

The Board of Directors has fixed ______________, 2005 as the record date for the Special Meeting. Accordingly, only holders of record of common stock at the close of business on that date are entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof.

Quorum

The presence at the Special Meeting, either in person or by proxy, of the holders of a majority of the issued and outstanding shares of the Company's common stock on the record date is necessary to constitute a quorum to transact business at the meeting. If a quorum is not present, it is expected that the Special Meeting will be adjourned or postponed in order to solicit additional proxies. Shares of common stock represented at the Special Meeting but not voted, including shares of common stock for which proxies have been received but for which the holders have not indicated how to vote the proxy or have abstained, will be treated as present at the Special Meeting for purposes of determining the presence or absence of a quorum for the transaction of all business.

Stockholders Entitled to Vote

At the close of business on the record date, there were ______________ shares of common stock outstanding and entitled to vote held by approximately _____ stockholders of record.

A holder of The Company common stock is entitled to cast one vote, in person or by proxy, for each share held in his, her or its name as of the record date on each matter submitted to the stockholders for a vote at the Special Meeting.

Vote Required

Assuming a quorum is established, a majority of the outstanding shares of common stock outstanding, in person or by proxy, must be voted in favor of either proposal in order for it to be approved.

If a stockholder signs and returns his or her proxy card but does not indicate voting instructions on any proposal, the stockholder's shares of common stock will be vote "FOR" such proposal. Abstaining from voting on any proposal will have the legal effect of voting "AGAINST" such proposal.

Proxies

Each share represented by a properly authorized and unrevoked proxy received in time for the Special Meeting will be voted at the Special Meeting in the manner specified therein. Properly authorized proxy cards that do not contain voting instructions will be voted "FOR" approval of the proposals described herein.

The Company does not know of any matters, other than those described herein, that will come before the Special Meeting. If any other matters are properly presented for action at the Special Meeting, however, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

Adjournments

Adjournments may be made for the purpose of, among other things, soliciting additional proxies. An adjournment may be made from time to time by the chairman of the meeting or by approval of the holders of shares representing a majority of the votes present in person or by proxy at the Special Meeting, whether or not a quorum exists, without further notice other than by an announcement made at the Special Meeting. The Company does not currently intend to seek an adjournment of the Special Meeting.

Revocability of Proxies

You may revoke your proxy at any time prior to its use:

•	delivering a signed written notice of revocation or a later-dated, signed proxy card to the Secretary of the Company at the address set forth above before the Special Meeting begins; or

•	attending the Special Meeting and voting in person (your attendance alone will not revoke your proxy).

A proxy appointment will not be revoked by death or incapacity of the stockholder authorizing the proxy unless, before the shares are voted, notice of such death or incapacity is filed with the Secretary of the Company or other person responsible for tabulating votes on the Company's behalf.

Solicitation of Proxies and Expenses

The accompanying proxy is being solicited on behalf of the Company's board of directors. All expenses of this solicitation of proxies and for the preparation of this proxy statement will be borne by the Company. In addition to solicitation by use of the mails, proxies may be solicited from stockholders by directors, officers and employees of the Company in person or by telephone, fax, e-mail or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses incurred in connection with such solicitation. Arrangements also have been made with brokerage houses, banks, and other custodians, nominees, and fiduciaries for the forwarding of soliciting materials to the beneficial owners of the Company's common stock held of record by such person, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT OF THE COMPANY

The following table sets forth information concerning the beneficial ownership of our outstanding common stock as of ________ __, 2006 for: each of our directors, nominees to the board and executive officers individually; each person or group that we know owns beneficially more than 5% of our common stock; and all directors and executive officers as a group.

Rule 13d-3 under the Securities Exchange Act defines the term, “beneficial ownership”. Under this rule, the term includes shares over which the indicated beneficial owner exercises voting and/or investment power. The rules also deem common stock subject to options currently exercisable, or exercisable within 60 days, to be outstanding for purposes of computing the percentage ownership of the person holding the options but do not deem such stock to be outstanding for purposes of computing the percentage ownership of any other person. The applicable percentage of ownership for each Stockholder is based on __________ shares of common stock outstanding as of _______ __, 2005, together with applicable options for that Stockholder. Except as otherwise indicated, we believe the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power over the number of shares listed opposite their names. The address of each person listed below is that of the Company’s main office.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Stock Beneficially Owned
David Saltman	686,305[1]
Norman Dodd	0
Derek May	0
Tedman Williams	0
Ron Gangemi	0
Cheryl Bostater	117,317[2]
All directors and executive officers	803,622[3]

[1]	Does not include 7,549,357 shares awarded to Mr. Saltman that have not vested.
[2]	Does not include 1,290,488 shares awarded to Ms. Bostater that have not vested.
[3]	Does not include 8,839,845 shares that have not vested.

PROPOSAL I – APPROVAL OF THE CHANGE OF NAME

OF THE COMPANY TO OPEN ENERGY CORPORATION

On December 5, 2005, our Board of Directors unanimously approved our name change to Open Energy Corporation and directed that a meeting of stockholders be called to approve the change. In reaching its decision, the Board of Directors reviewed the following factors without assigning relative weights to them:

•	Open Energy Corporation is a superior name from a branding standpoint;
•	the name Barnabus Energy, Inc. is not as reflective of our current business plan as is Open Energy Corporation;
•	no significant name recognition of the Barnabus Energy, Inc. has developed; and
•	the name Open Energy Corporation will better reflect the Company's current business plan, which does not include oil and gas exploration and production.

If we receive stockholder approval of this proposal there will be no material effect on our operations, other than our name being Open Energy Corporation. Our business and operations following the name change will be identical in all respects to our current business, except that we will be known as Open Energy Corporation. We will continue to be liable for all the debts and obligations that we were liable for as Barnabus Energy, Inc., and our assets and liabilities will remain the same.

If this proposal receives stockholder approval, a Certificate of Amendment will be filed with the Secretary of State of Nevada to effect the name change. (A form of such Certificate of Amendment is attached hereto as Exhibit A). Even if stockholder approval is obtained, the name change may be abandoned by directors at any time before it becomes effective.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO OPEN ENERGY CORPORATION.

PROPOSAL II – APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO PERMIT THE DIRECTORS TO ISSUE SHARES OF PREFERRED STOCK HAVING WHATEVER VOTING POWERS, DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS AS THE DIRECTORS SHALL ESTABLISH

On December 5, 2005, our Board of Directors unanimously approved an amendment to the Company's Articles of Incorporation to permit the directors to issue shares of preferred stock having whatever voting powers, designations, preferences, limitations, restrictions and relative rights as the directors shall establish and directed that a meeting of stockholders be called to approve the amendment. In reaching its decision, the Board of Directors reviewed the following factors without assigning relative weights to them:

•	being able to create and issue preferred stock would assist the Company in making acquisitions, if any, in the future, allowing the Company to use less cash;
•	being able to issue preferred stock with custom tailored terms would assist the Company in being able to raise additional financing.

If this proposal receives stockholder approval, a Certificate of Amendment will be filed with the Secretary of State of Nevada to effect the amendment. (A form of such Certificate of Amendment is attached hereto as Exhibit A). Even if stockholder approval is obtained, the amendment may be abandoned by directors at any time before it becomes effective.

THE BOARD RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO PERMIT THE DIRECTORS TO ISSUE SHARES OF PREFERRED STOCK HAVING WHATEVER VOTING POWERS, DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS AS THE DIRECTORS SHALL ESTABLISH.

ADDITIONAL INFORMATION

Upon the written request of any Stockholder of the Company, as record or beneficial owner, the Company will provide to such Stockholder a copy of the Company’s Special Report on Form 10-KSB for its fiscal year ended May 31, 2005 including the financial statements and the schedules thereto, filed with the Securities and Exchange Commission. Any request should be directed to the Corporate Secretary, at the Company’s office listed above. There will be no charge for the Form 10-KSB, unless one or more exhibits thereto are requested, in which event the Company’s reasonable expenses of furnishing such exhibits may be charged.

THE COMPANY HAS NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION ABOUT THE MATTERS COVERED BY THIS PROXY STATEMENT THAT IS DIFFERENT FROM, OR IN ADDITION TO, THAT CONTAINED IN THIS DOCUMENT OR IN ANY OF THE DOCUMENTS THAT HAVE BEEN INCORPORATED INTO THIS DOCUMENT. THEREFORE, IF ANYONE DOES GIVE YOU INFORMATION OF THIS SORT, YOU SHOULD NOT RELY ON IT. IF YOU ARE IN A JURISDICTION WHERE OFFERS TO EXCHANGE OR SELL, OR SOLICITATIONS OF OFFERS TO EXCHANGE OR PURCHASE, THE SECURITIES OFFERED BY THIS DOCUMENT OR THE SOLICITATIONS OF PROXIES IS UNLAWFUL, OR IF YOU ARE A PERSON TO WHOM IT IS UNLAWFUL TO DIRECT THESE TYPES OF ACTIVITIES, THEN THE OFFER PRESENTED IN THIS DOCUMENT DOES NOT EXTEND TO YOU.

THE INFORMATION CONTAINED IN THIS DOCUMENT SPEAKS ONLY AS OF THE DATE OF THIS DOCUMENT UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES.

FUTURE STOCKHOLDER PROPOSALS

From time to time, Stockholders present proposals, which may be the proper subject for inclusion in the Company’s Proxy Statement and for consideration at its Special meetings of Stockholders. To be considered, proposals must be submitted on a timely basis. Proposals for the next Special Meeting of Stockholders of the Company must be received by the Company no later than _________ __, 2006, for inclusion, if proper, in next year’s proxy solicitation materials.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers will be "householding" this proxy statement. A singly proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once a stockholder has received notice from his or her broker that it will be "householding" communications to the stockholder's address, "householding" will continue until the stockholder is notified otherwise or until the consent to the "householding" is withdrawn. If, at any time, a stockholder no longer wishes to participate in "householding" and would prefer to receive separate proxy materials, he should notify his broker or direct his request to the Company at 514 Via de la Valle, Suite 200, Solana Beach, California 92075. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

January , 2006	By Order of the Board of Directors,
Cheryl J. Bostater, Chief Financial Officer

PROXY

BARNABUS ENERGY, INC.

SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints David Saltman and Cheryl Bostater, and each of them, as proxy (each of whom shall have full power of substitution) to represent the undersigned at the Special Meeting of Stockholders to be held at 10 a.m., local time, on January 27, 2006, at the Hilton Hotel, 15575 Jimmy Durante Boulevard, Del Mar, California 92014 and at any adjournment thereof, and to vote the shares of common stock the undersigned would be entitled to vote if personally present, as indicated on the reverse.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED FOR PROPOSALS 1 AND 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. ANY PROXY MAY BE REVOKED BY A STOCKHOLDER AT ANY TIME BEFORE ITS EXERCISE BY DELIVERY OF A WRITTEN REVOCATION OR A SUBSEQUENTLY DATED PROXY TO THE SECRETARY OF THE COMPANY BEFORE THE COMMENCEMENT OF THE SPECIAL MEETING OR BY ATTENDING AND VOTING IN PERSON AT THE SPECIAL MEETING.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Your vote is important. Please vote immediately.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO OPEN ENERGY CORPORATION.

PROPOSAL 1:	To approve an amendment to the Company's Articles of Incorporation to change the Company’s name to OPEN ENERGY CORPORATION.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE SHARES OF PREFERRED STOCK HAVING WHATEVER VOTING POWERS, DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS AS THE DIRECTORS SHALL ESTABLISH.

PROPOSAL 2:

To approve an amendment to the Company's Articles of Incorporation to authorize the Board of Directors to issue shares of preferred stock having whatever voting powers, designations, preferences, limitations, restrictions and relative rights as the directors shall establish.

FOR	AGAINST	ABSTAIN
☐	☐	☐

OTHER MATTERS: This proxy, when properly executed, will be voted by the persons named in this proxy above to transact such other business as may properly come before the meeting or any adjournments as postponements thereof.

Signature:	Date:

Signature:	Date:

NOTE: Please date, sign and return promptly. Signature of the stockholder(s) should correspond exactly with the name(s) in which the shares are registered. If the shares are registered in the names of two or more persons, each joint owner should sign personally. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title.

Exhibit A

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1. Name of corporation: Barnabus Energy, Inc.

2.The articles have been amended as follows (provide article numbers, if available):

Article 1 has been deleted and replaced in its entirety by the following:

FIRST The name of the corporation is : Open Energy Corporation.

Article 4 has been deleted and replaced in its entirety by the following:

FOURTH (1) That the total number of authorized shares of common stock that may be issued by the Corporation is 1,125,000,000, with a par value of $0.001 per share.

(2) That the total number of authorized shares of preferred stock that may be issued by the Corporation is 10,000,000. The Corporation's board of directors shall have the authority to prescribe the classes, series and number of each class or series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of preferred stock.

(3) That said shares of common stock and preferred stock may be issued by the Corporation from time to time for such considerations as may be fixed by the board of directors.

(4) That on March 3, 2004, all shares of common stock of the Corporation outstanding of record were subdivided on a fifteen-for-one (15 – 1) forward split basis.

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